Exhibit 10.2

FORM OF

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 17, 2015 (this “Agreement”), by and between Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and the signatory hereto (the “Purchaser”). This Agreement is made in conjunction with a securities purchase agreement, dated as of the date hereof, between the Company and the Purchaser (the “Securities Purchase Agreement”). The Company has entered into securities purchase agreements with other purchasers (collectively, the “Other Purchasers”) of the Series C Preferred Shares (as defined below) in the same form as the Securities Purchase Agreement and is entering into registration rights agreements with the Other Purchasers in the same form as this Agreement.

WHEREAS, pursuant to the Securities Purchase Agreement, the Purchaser has agreed to acquire that aggregate number of shares of the Company’s Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock, $1,000.00 liquidation preference per share (the “Series C Preferred Shares”), set forth below the Purchaser’s name on the signature page of the Securities Purchase Agreement, all of which Series C Preferred Shares may be converted into shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”), pursuant to the terms of the Series C Preferred Shares; and

WHEREAS, in connection with the Securities Purchase Agreement, the Company has agreed to Register (as defined below) for resale by the Holders (as defined below) the Common Shares received by the Purchaser upon any conversion of the Series C Preferred Shares (collectively, the “Registrable Shares”); and

WHEREAS, the parties hereto desire to enter into this Agreement to evidence the mutual covenants of the parties relating thereto.

NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the respective meanings given to such terms in the Securities Purchase Agreement. In this Agreement, the following terms shall have the following respective meanings:

“Accredited Investor” shall have the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

“Commission” shall mean the United States Securities and Exchange Commission or any other federal agency acting as the Commission’s successor in administering the Securities Act from time to time.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Filing Deadline” shall mean May 4, 2015.

“Holders” shall mean each record owner of any Registrable Shares from time to time.

“Indemnified Party” shall have the meaning ascribed to it in Section 5(c) of this Agreement.

“Indemnifying Party” shall have the meaning ascribed to it in Section 5(c) of this Agreement.

“Person” shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

The terms “Register,” “Registered” and “Registration” refer to (i) a registration of the Registrable Shares effected by preparing and filing one or more registration statements with the Commission pursuant to the Securities Act providing for the sale by the Holders in accordance with the method or methods of distribution designated by the Holders, together with (ii) the declaration or ordering of the effectiveness of such registration statement(s) by the Commission.

“Registrable Shares” shall have the meaning ascribed to it in the recitals to this Agreement, except that any particular Registrable Shares once issued shall cease to be Registrable Shares when (i) a registration statement or registration statements with respect to the resale of such Registrable Shares shall have become effective under the Securities Act, or (ii) such Registrable Shares shall have been sold or become eligible for sale, subject to applicable volume and manner of sale limitations, in accordance with Rule 144 (or any successor provision) under the Securities Act.

“Registration Expenses” shall mean any and all fees and expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation: (i) all Commission, FINRA or other registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA); (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange pursuant to Section 3(n) of this Agreement; (v) the fees and disbursements of counsel for the Company and of the independent registered public accounting firm of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to the performance of this Agreement); (vi) reasonable fees and disbursements of one nationally-recognized securities law counsel, reasonably acceptable to the Company, for the Holders not to exceed $50,000 (such counsel, “Selling Holders’ Counsel”); provided, however, that Holders holding a majority of the Registrable Shares may object to the appointment of such nationally-recognized securities law counsel as Selling Holders’ Counsel and appoint a new Selling Holders’ Counsel; provided, however, that if Holders electing to sell Registrable Shares in an underwritten offering object to the appointment of such nationally-recognized securities law counsel as Selling Holders’ Counsel and appoint a new Selling Holders’ Counsel, such objection and appointment shall only be applicable to such underwritten offering; and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude Selling Expenses.

“Rule 144” shall mean Rule 144 promulgated by the Commission under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Selling Expenses” shall mean all brokers’ or underwriting discounts and commissions and stock transfer taxes to the sale or disposition of Registrable Shares by a Holder.

Section 2. Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission one or more registration statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such other form of registration statement as is then available to effect a Registration for resale of the Registrable Shares (e.g., Form S-11)) for the purpose of effecting a Registration of the resale of all of the Registrable Shares by the Holders. The Company shall use its best efforts to cause such Registration Statement to become effective no later than 120 calendar days after filing and to remain effective until the earlier of (i) such time as all Registrable Shares covered thereby have been sold in accordance with the intended distribution of such Registrable Shares, (ii) the date on which all Registrable Shares covered thereby have either been transferred pursuant to Rule 144 or are eligible for resale, without any volume or manner-of-sale restrictions or compliance by the Company with any current public information requirements, pursuant to Rule 144 (subject to the condition that the Registrable Shares have been transferred to an unrestricted CUSIP, are listed or are included on the Nasdaq Capital Market, pursuant to Section 3(n) of this Agreement, or on an alternative trading system with the Registrable Shares qualified under the applicable state securities or blue sky laws of all 50 states), or (iii) the date on which all Registrable Shares covered thereby have been sold to the Company or cease to be outstanding.

(b) In the event the holders of the Company’s Common Shares (the “Common Shareholders”) do not vote to approve the conversion of the Series C Preferred Shares into Common Shares at the next annual meeting of the Common Shareholders to be held on or about June 4, 2015, the Company will use its best efforts to effect the listing of the Series C Preferred Shares on the Nasdaq Capital Market. In addition, the Company shall prepare and file with the Commission one or more registration statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such other form of registration statement as is then available to effect a Registration for resale of the Series C Preferred Shares (e.g., a Registration Statement on Form S-11)) for the purpose of effecting a Registration of the resale of all of the Series C Preferred Shares by the Holders.

Section 3. Registration Procedures.

In connection with the obligations of the Company with respect to any Registration pursuant to this Agreement, the Company shall use its best efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holder’s or Holders’ intended method or methods of distribution, and the Company shall:

(a) notify Selling Holders’ Counsel, in writing, at least ten Business Days prior to filing a Registration Statement, of its intention to file a Registration Statement with the Commission and, at least five Business Days prior to filing, provide a copy of the Registration Statement to Selling Holders’ Counsel for review and comment; prepare and file with the Commission, as specified in this Agreement, a Registration Statement(s), which Registration Statement(s) shall (x) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith and (y) be reasonably acceptable to Selling Holders’ Counsel; notify Selling Holders’ Counsel in writing, at least five Business Days prior to filing of any amendment or supplement to such Registration Statement and, at least three Business Days prior to filing, provide a copy of such amendment or supplement to Selling Holders’ Counsel for review and comment; and promptly following receipt from the Commission, provide to Selling Holders’ Counsel copies of any comments made by the staff of the Commission relating to such Registration Statement(s) and of the Company’s proposed responses thereto for review and comment;

(b) subject to Section 3(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 2 hereof; (ii) cause each prospectus contained therein to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) furnish to the Holders, without charge, as many copies of each prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of such prospectus, including each preliminary prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such prospectus;

(d) use its best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 3(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction;

(e) use its best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

(f) notify each Holder promptly and, if requested by any Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any legal proceeding for that purpose, (3) of any request by the Commission or any other federal, state or foreign governmental authority for (A) amendments or supplements to a Registration Statement or related prospectus or (B) additional information and (4) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made) and (5) at the request of any such Holder, promptly furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) use its best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification of (or exemption from qualification of) any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h) upon request, furnish to each requesting Holder of Registrable Shares covered by a Registration Statement, without charge, one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) upon the occurrence of any event contemplated by Section 3(f)(4) hereof, use its best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or that they reasonably request be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(k) in the case of an underwritten offering, use its best efforts to furnish to each Holder of Registrable Shares covered by such Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder and the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request;

(l) enter into customary agreements (including in the case of an underwritten offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an underwritten offering, make representations and warranties to the Holders covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;

(m) make available for inspection by representatives of the Holders and the representative of any underwriters participating in any offering pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by such representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided, further, that the representatives of the Holders and any underwriters will use best efforts, to the extent practicable, to coordinate the foregoing inspection and information gathering and not materially disrupt the Company’s business operations;

(n) use its best efforts (including, without limitation, seeking to cure any deficiencies cited by the exchange or market in the Company’s listing or inclusion application) to list or include all Registrable Shares on the Nasdaq Capital Market;

(o) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 3(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 3(a) hereof;

(p) provide a CUSIP number for all Registrable Shares not later than the effective date of the Registration Statement;

(q) (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months beginning after the effective date of the Registration Statement that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, but in no event later than 45 calendar days after the end of each fiscal year of the Company and (iii) not file any Registration Statement or prospectus or amendment or supplement to such Registration Statement or prospectus to which any Holder of Registrable Shares covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof;

(r) provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(s) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive transfer legends (other than as required by the Company’s charter, as amended) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

(t) in connection with the initial filing of a Registration Statement and each amendment thereto with the Commission pursuant to Section 2 hereof, filing with the Financial Industry Regulatory Authority, Inc. (“FINRA”) of all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) (each such written confirmation, a “No Objections Letter”) relating to the resale of Registrable Shares pursuant to the Registration Statement, including, without limitation, information provided to FINRA through its Public Offering System, and pay all costs, fees and expenses incident to FINRA’s review of the Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees and other disbursements of any FINRA member that is the Holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Registration Statement (including in connection with any initial or subsequent member filing); and

(u) in the case of an underwritten offering, use its best efforts to cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter,” if applicable) that is required to be retained in accordance with the rules and regulations of FINRA.

The Company may require the Holders to furnish (and each Holder shall furnish) to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells

Registrable Shares pursuant to a Registration Statement or as a selling security holder pursuant to an underwritten offering shall be required to be named as a selling stockholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f)(3) or 3(f)(4) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 4. Expenses of Registration. The Company shall pay all Registration Expenses in connection with the Registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a Registration pursuant to this Section 4 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of the Selling Expenses in connection with a registration of Registrable Shares pursuant to this Agreement.

Section 5. Indemnification.

(a) The Company will indemnify each Holder, each Holder’s officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission), made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

(b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the

Company’s securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is made in such registration statement or prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

(c) Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to any of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim.

(d) If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).

(e) No person found by a court of competent jurisdiction to have made a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 5 in excess of the net proceeds to such holder of any Registrable Shares sold by such Holder.

Section 6. Information to be Furnished by Holders. Each Holder shall furnish the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. At least ten Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Shares included in the Registration Statement. Each Holder shall provide such information to the Company at least five Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Shares included in the Registration Statement. If any Holder fails to provide the Company with such information within five Business Days of receipt of the Company’s request, the Company’s obligations under Section 2 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information; provided, however, if such Holder provides such information 30 or more calendar days after the Company had provided notice and there are additional costs or expenses necessary to be incurred to include such Holder’s Registrable Shares, such Holder shall be responsible for payment of these costs and expenses.

Section 7. Rule 144 Sales.

(a) The Company covenants with each Holder that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

(b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of physical certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least three Business Days prior to any sale of Registrable Shares.

Section 8. Miscellaneous.

(a) Governing Law. This Agreement in all respects shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law).

(b) Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

(c) Notices, etc. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and shall be deemed to have been duly given and effective upon actual receipt (or refusal of receipt). If the address of a party has changed, then such party promptly shall by Notice to the other parties given in accordance with this Section 8(c) designate a new address for receipt of Notices hereunder. For the avoidance of doubt, if a Notice given in accordance with this Section 8(c) to a party is returned to the sender as being refused or undeliverable (or having a similar status), then such Notice to such party shall be deemed to have been duly given and effective on the date that such Notice was originally sent. Notices shall be addressed as follows: (a) if to the Purchaser, at the Purchaser’s address or fax number set forth below its signature to the Securities Purchase Agreement, or at such other address or fax number as the Purchaser shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Purchaser, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the Company’s address or fax number set forth in the Securities Purchase Agreement, or at such other address or fax number as the Company shall have furnished to the Purchasers or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

(d) Counterparts. This Agreement may be executed with counterpart signature pages or in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(e) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(f) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders.

(h) Remedies. The Company and the Purchaser acknowledge that there would be no adequate remedy at law if either party fails to perform any of its obligations hereunder, and accordingly each party hereto agrees that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof waving jurisdiction.

(i) Attorneys’ Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:
Jon S. Wheeler
Chairman and Chief Executive Officer

Date:

PURCHASER

By:

Name:

Address:

Date:

If signing on behalf of a corporation, partnership or other entity, please also provide the following information:

Entity Name:

Title:

Tax Identification:

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